UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

June 2, 2006

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200 Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 870-1939

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On June 2, 2006, in response to an unsolicited inquiry from a securities market participant, CapitalSouth Bancorp, a Delaware corporation (the “Company”), through one of its senior executive officers, made a non-intentional disclosure in the form of confirmation of an estimate range of earnings for fiscal 2006 and 2007. The Company immediately addressed the disclosure through the issuance of a press release disclosing the Company’s earnings projections for fiscal 2006 and 2007. The press release also discusses the Company’s gain on the sale of its investment in Consumer National Bank resulting from the merger of Consumer National Bank with and into State Bank & Trust. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 on Form 8-K, as well as Exhibit 99, shall not be treated as filed for purposes of Section 18 of the Securities Exchange Act, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain of the Company’s statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future, and include statements in this document regarding forecasts of earnings per share for fiscal 2006 and fiscal 2007 and expectations regarding certain payments to be received from the merger of Consumer National Bank. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. One or more of these factors have affected, and could in the future affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. The Company assumes no obligation to update any forward-looking statements contained or incorporated by reference in this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

99 Press Release dated June 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 2, 2006	CAPITALSOUTH BANCORP By /s/ Carol W. Marsh
Carol W. Marsh Senior Vice President, Secretary and Chief Financial Officer